Exhibit 4.28

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”. EXECUTION VERSION FIRST ADDENDUM TO THE RELATIONSHIP AND CO-OPERATION AGREEMENT between VODAFONE KENYA LIMITED and THE GOVERNMENT OF THE REPUBLIC OF KENYA

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”. C2 General 1 PARTIES 1.1 The Parties to this Addendum are — 1.1.1 Vodafone Kenya Limited; and 1.1.2 the Government of the Republic of Kenya. 1.2 The Parties agree as set out below. 2 INTERPRETATION In this Addendum — 2.1 ‘Addendum” means this first addendum to the Agreement; 2.2 “Agreement” means the written agreement entitled “Relationship and Co-operation Agreement’ entered into between the Parties on 3 December 2025 relating to, inter alia, undertakings provided by GoK to VKL and the Company; 2.3 “Parties” means the parties to this Addendum and “Party” means either of them, as the context may require; and 2.4 words and phrases defined in the Agreement will bear the same meanings herein. 3 INTRODUCTION 3.1 The Parties entered into the Agreement. 3.2 The Agreement is subject to the fulfilment of certain Conditions Precedent and the Parties wish to extend the date for the fulfilment of certain of those Conditions Precedent. 4 EXTENSION OF FULFILMENT DATE The Parties hereby agree that the date for fulfilment of the Conditions Precedent contained in clause 4.1.2 of the Agreement are extended from 23h59 on 31 January 2026 to 23h59 on 30 June 2026. 5 SAVINGS CLAUSE Save to the extent specifically or by necessary implication modified in or inconsistent with the provisions of this Addendum, all of the remaining terms and conditions of the Agreement shall mutatis mutandis continue in full force and effect. 6 COSTS Each Party will bear and pay its own legal costs and expenses of and incidental to the negotiation, drafting, preparation and implementation of this Addendum.

2 7 SIGNATURE 7.1 This Addendum is signed by the Parties on the dates and at the places indicated below. 7.2 This Addendum may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Addendum as at the date of signature of the Party last signing one of the counterparts. 7.3 The persons signing this Addendum in a representative capacity warrant their authority to do so. 7.4 The Parties record that it is not required for this Addendum to be valid and enforceable that a Party shall initial the pages of this Addendum and/or have its signature of this Addendum verified by a witness. 7.5 Electronic Signature For purposes of this Addendum, any reference to “signature” or “execution” shall include advanced electronic signatures as provided for under the Kenya Information and Communications Act, Cap. 411A and the Kenya Information and Communications (Electronic Certification and Domain Name Administration) Regulations, 2020, and which advanced electronic signature shall be accompanied by a certificate issued by an electronic certification service provider, licenced under the Kenya Information and Communications Act, Cap. 411A and the Kenya Information and Communications (Electronic Certification and Domain Name Administration) Regulations, 2020. [Remainder of the page intentionally left blank. Signature pages to follow.] CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”. CLIFFE DEKKER HOFMEYR C2 General

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”. 3 Nairobi 28 January 2026 SIGNED at on 2026 For and on behalf of VODAFONE KENYA LIMITED [***] Signature [***] Name of Signatory [***] Designation of Signatory AS WITNESSED BY [***] [***] [***] CLIFFE DEKKER HOFMEYR C2 General

4 SIGNED at on *——2026 For arid on behalf of THE GOVERNMENT OF THE REPUBLIC OF KENYA, REPRESENTED BY THE CABINET SECRETARY TO THE NATIONAL TREASURY r [***] [***] [***] CLIFFE DEKKER HOFMEYR C2 General